UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – May 11, 2012

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29507	20-2932652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

11220 Elm Lane, Suite 203, Charlotte, NC 28277

(Address of principal executive offices)

(704) 366-5122

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2012, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, stockholders approved the amendment to the Company’s Certificate of Incorporation to effect a 1–for–2 reverse stock split of the Company’s common stock. Stockholders also approved the amendment to the Company’s Certificate of Incorporation to decrease the number of authorized shares of common stock from 200,000,000 to 20,000,000.

Set forth below are the final voting results for each of the proposals.

Proposal 1 - to amend the Company’s Certificate of Incorporation to Effect a 1–for–2 Reverse Stock Split

For	Against	Abstain	Broker Non- Vote
2,470,973	26,386	235	—

Proposal 2- to amend the Company’s Certificate of Incorporation to Decrease the Number of Authorized Shares of Common Stock from 200,000,000 to 20,000,000

For	Against	Abstain	Broker Non- Vote
2,470,973	26,386	235	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 14, 2012	Chanticleer Holdings, Inc.

	By:	/s/ Michael D. Pruitt
	Name:	Michael Pruitt
	Title:	Chief Executive Officer